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                                   [Area Map]

                           Comparable Building Sales

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                               [Neighborhood Map]

                               Comparable Rentals

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                           BELOW-MARKET RENT ANALYSIS
                    3200 PATRICK HENRY DRIVE, SANTA CLARA, CA

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                                        FY1997            FY1998

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Gross Rental Income
  at Conract Rates:                   $777,778          $777,778

Less:
  Gross Rental Income
  at Market Rates:                   1,129,032         1,174,193
                                     ----------------------------
Lost Rental Revenue:                 ($351,254)        ($396,415)
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Net Present Value of
  Below-Market Rent:                 ($674,519)
                                     ----------
Rounded To:                          ($670,000)
--------------------------------------------------------------------------------

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                        HISTORICAL AND ESTIMATED EXPENSES
                  SAN VALENTE BUILDING, SANTA CLARA, CALIFORNIA

                                        1995           1996            FY 1997
                                      ACTUAL       (Budget)     (C&W Estimate)
                                      ------       --------     --------------
--------------------------------------------------------------------------------

Common Area Maintenance               $8,500         $2,000            $10,000

Real Estate Taxes                   $111,500       $115,000           $105,000

Insurance                            $20,200        $27,600            $20,000

Management                           $14,900        $17,500            $18,00O

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Total Expenses                      $155,100       $162,100           $153,000
Per/SF                                 $1.48          $1.55              $1.46
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                       SAN VALENTE BLDG., SANTA CLARA, CA
                             ANNUAL CASH FLOW REPORT
                          BEGINNING 8/1/96 FOR 11 YEARS

                           FY1997     FY1998    FY1999     FY2000     FY2001     FY2002
INCOME
------
MINIMUM RENT:
ALL TENANTS               777,778    777,778   637,018  1,262,731  1,306,926  1,352,669
                          -------    -------   -------  ---------  ---------  ---------
TOTAL MINIMUM RENT        777,778    777,778   637,018  1,262,731  1,306,926  1,352,669

RECOVERIES:
REIMBURSABLE EXP.         155,122    158,382   107,358    171,037    179,243    183,757
                          -------    -------   -------  ---------  ---------  ---------
TOTAL RECOVERIES          155,122    158,382   107,358    171,037    179,243    183,757
                          -------    -------   -------  ---------  ---------  ---------

GROSS RENTAL
 INCOME                   932,900    936,160   744,376  1,433,768  1,486,169  1,536,426
CREDIT LOSS               (18,658)   (18,723)  (14,888)   (28,675)   (29,723)   (30,729)
                          -------    -------   -------  ---------  ---------  ---------
TOTAL INCOME              914,242    917,437   729,488  1,405,093  1,456,446  1,505,697

EXPENSES
COMMON AREA MAIN.          10,204     10,561    10,931     11,314     11,710     12,119
REAL ESTATE TAXES         106,225    108,350   110,516    112,727    114,981    117,281
INSURANCE                  20,408     21,123    21,862     22,627     23,419     24,239
MANAGEMENT FEE             18,285     18,349    14,590     28,102     29,129     30,114
                          -------    -------   -------  ---------  ---------  ---------
TOTAL EXPENSES            155,122    158,383   157,899    174,770    179,239    183,753
                          -------    -------   -------  ---------  ---------  ---------

NET OPERATING
 INCOME                   759,120    759,054   571,589  1,230,323  1,277,207  1,321,944

ALTERATIONS                     0          0   405,669          0          0          0
COMMISSIONS                     0          0   154,390          0          0          0
RESERVES                   10,500     10,868    11,248     11,642     12,049     12,471
                          -------    -------   -------  ---------  ---------  ---------
CASH FLOW                 748,620    748,186       282  1,218,681  1,265,158  1,309,473

                             FY2003     FY2004     FY2005     FY2006     FY2007
INCOME
------
MINIMUM RENT:
ALL TENANTS               1,400,012  1,077,333  1,362,826  1,534,418  1,588,122
                          ---------  ---------  ---------  ---------  ---------
TOTAL MINIMUM RENT        1,400,012  1,077,333  1,362,826  1,534,418  1,588,122

RECOVERIES:
REIMBURSABLE EXP.           188,394    140,655    177,874    202,725    207,878
                          ---------  ---------  ---------  ---------  ---------
TOTAL RECOVERIES            188,394    140,655    177,874    202,725    207,878
                          ---------  ---------  ---------  ---------  ---------

GROSS RENTAL
 INCOME                   1,588,406  1,217,988  1,540,700  1,737,143  1,796,000
CREDIT LOSS                 (31,768)   (24,360)   (30,814)   (34,743)   (35,920)
                          ---------  ---------  ---------  ---------  ---------
TOTAL INCOME              1,556,638  1,193,628  1,509,886  1,702,400  1,760,080

EXPENSES
COMMON AREA MAIN.            12,544     12,983     13,437     13,907     14,394
REAL ESTATE TAXES           119,627    122,019    124,460    126,949    129,488
INSURANCE                    25,087     25,965     26,874     27,814     28,788
MANAGEMENT FEE               31,133     23,873     30,198     34,048     35,202
                          ---------  ---------  ---------  ---------  ---------
TOTAL EXPENSES              188,391    184,840    194,969    202,718    207,872
                          ---------  ---------  ---------  ---------  ---------

NET OPERATING
 INCOME                   1,368,247  1,008,788  1,314,917  1,499,682  1,552,208

ALTERATIONS                       0          0    481,807          0          0
COMMISSIONS                       0          0    183,367          0          0
RESERVES                     12,907     13,359     13,826     14,310     14,811
                          ---------  ---------  ---------  ---------  ---------
CASH FLOW                 1,355,340    995,429    635,917  1,485,372  1,537,397